SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2001

                          FIRST SENTINEL BANCORP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    000-23809                22-3566151
         ---------                    ---------                ----------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


                          1000 WOODBRIDGE CENTER DRIVE
                             WOODBRIDGE, NEW JERSEY
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      07095
                                ----------------
                                   (ZIP CODE)

                                 (732) 726-9700
                         -------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
             ------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         First Sentinel Bancorp, Inc. (the "Registrant" or "First Sentinel") announced the sale of $25.0 million of trust preferred securities. The securities were issued by a special purpose business trust formed by the Registrant and were sold to a pooled investment vehicle sponsored by Sandler O'Neill & Partners, L.P. and Salomon Smith Barney Inc. in a private transaction. Of the $25.0 million of trust preferred securities sold, $12.5 million have a floating interest rate which resets semi-annually, equal to 6-month LIBOR plus 3.75%, with a ceiling of 11.0% for the first five years. The remaining $12.5 million have a fixed interest rate of 9.95%.

         The Registrant issued a press release announcing the sale on December 3, 2001. A copy of the release is attached hereto as Exhibit 20, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following Exhibits are filed as part of this report:

         Exhibit 20 - Press Release dated December 3, 2001.





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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST SENTINEL BANCORP, INC.



                                      By: /s/ JOHN P. MULKERIN
                                          ----------------------------------
                                          John P. Mulkerin

                                           President and Chief Executive Officer

DATE:  December 4, 2001






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